Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

December 31, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	December 31, 2014	December 31, 2013
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$32,445,202	$26,610,447
Held for investment, at amortized cost	76,432	76,255
Equity securities, available for sale, at fair value	7,805	7,778
Mortgage loans on real estate	2,434,580	2,581,082
Derivative instruments	731,113	856,050
Other investments	286,726	215,042
Total investments	35,981,858	30,346,654

Cash and cash equivalents	701,514	897,529
Coinsurance deposits	3,044,342	2,999,618
Accrued investment income	326,559	301,641
Deferred policy acquisition costs	2,058,556	2,426,652
Deferred sales inducements	1,587,257	1,875,880
Deferred income taxes	—	301,856
Income taxes recoverable	9,252	—
Other assets	280,396	471,669
Total assets	$43,989,734	$39,621,499

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$39,802,861	$35,789,655
Other policy funds and contract claims	365,819	418,033
Notes payable	421,679	549,958
Subordinated debentures	246,243	246,050
Deferred income taxes	3,895	—
Income taxes payable	—	10,153
Other liabilities	1,009,361	1,222,963
Total liabilities	41,849,858	38,236,812

Stockholders' equity:
Common stock	76,062	70,535
Additional paid-in capital	513,218	550,400
Unallocated common stock held by ESOP	—	(631)
Accumulated other comprehensive income	721,401	46,196
Retained earnings	829,195	718,187
Total stockholders' equity	2,139,876	1,384,687
Total liabilities and stockholders' equity	$43,989,734	$39,621,499

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Revenues:
Premiums and other considerations	$10,126	$10,838	$32,623	$45,347
Annuity product charges	32,513	32,148	118,990	103,591
Net investment income	403,849	363,947	1,531,667	1,383,927
Change in fair value of derivatives	146,231	444,985	504,825	1,076,015
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	2,131	16,364	(4,003)	40,561
OTTI losses on investments:
Total OTTI losses	—	—	—	(4,964)
Portion of OTTI losses recognized from other comprehensive income	(564)	—	(2,627)	(1,270)
Net OTTI losses recognized in operations	(564)	—	(2,627)	(6,234)
Loss on extinguishment of debt	(1,951)	(30,988)	(12,502)	(32,515)
Total revenues	592,335	837,294	2,168,973	2,610,692

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	11,624	13,279	41,815	53,071
Interest sensitive and index product benefits	359,319	390,956	1,473,700	1,272,867
Amortization of deferred sales inducements	34,743	69,121	131,419	253,113
Change in fair value of embedded derivatives	53,973	142,881	32,321	133,968
Interest expense on notes payable	8,244	11,885	36,370	38,870
Interest expense on subordinated debentures	3,046	3,027	12,122	12,088
Amortization of deferred policy acquisition costs	49,629	99,934	163,578	365,468
Other operating costs and expenses	20,996	26,886	81,584	91,915
Total benefits and expenses	541,574	757,969	1,972,909	2,221,360
Income before income taxes	50,761	79,325	196,064	389,332
Income tax expense	19,544	28,367	70,041	136,049
Net income	$31,217	$50,958	$126,023	$253,283

Earnings per common share	$0.41	$0.73	$1.69	$3.86
Earnings per common share - assuming dilution	$0.39	$0.64	$1.58	$3.38
Weighted average common shares outstanding (in thousands):
Earnings per common share	75,620	69,416	74,431	65,544
Earnings per common share - assuming dilution	80,154	79,041	79,894	75,041

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,537	$2,615	$2,854	$2,804	$2,452
Life contingent immediate annuity considerations	7,589	3,428	6,269	4,527	8,386
Surrender charges (a)	10,418	11,717	12,942	12,423	15,239
Lifetime income benefit rider fees	22,095	20,241	16,305	12,849	16,909
Net investment income	403,849	386,931	370,882	370,005	363,947
Change in fair value of derivatives	146,231	39,218	270,883	48,493	444,985
Net realized gains (losses) on investments, excluding OTTI	2,131	(3,190)	(2,230)	(714)	16,364
Net OTTI losses recognized in operations	(564)	(564)	(594)	(905)	—
Loss on extinguishment of debt	(1,951)	—	(6,574)	(3,977)	(30,988)
Total revenues	592,335	460,396	670,737	445,505	837,294

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,300	2,420	1,758	2,261	1,452
Life contingent immediate annuity benefits and change in future policy benefits	10,324	6,689	9,229	7,834	11,827
Interest sensitive and index product benefits (b)	359,319	429,415	367,774	317,192	390,956
Amortization of deferred sales inducements (c)	34,743	40,661	55,349	666	69,121
Change in fair value of embedded derivatives (d)	53,973	(195,206)	80,935	92,619	142,881
Interest expense on notes payable	8,244	8,741	9,121	10,264	11,885
Interest expense on subordinated debentures	3,046	3,044	3,024	3,008	3,027
Amortization of deferred policy acquisition costs (c)	49,629	39,671	67,084	7,194	99,934
Other operating costs and expenses (e)(f)	20,996	20,616	20,887	19,085	26,886
Total benefits and expenses	541,574	356,051	615,161	460,123	757,969
Income (loss) before income taxes	50,761	104,345	55,576	(14,618)	79,325
Income tax expense (benefit)	19,544	36,530	18,832	(4,865)	28,367
Net income (loss) (a)(b)(c)(d)(e)(f)	$31,217	$67,815	$36,744	$(9,753)	$50,958

Earnings (loss) per common share	$0.41	$0.90	$0.49	$(0.13)	$0.73
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)(e)(f)	$0.39	$0.85	$0.46	$(0.13)	$0.64
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	75,620	75,083	74,461	72,519	69,416
Earnings (loss) per common share - assuming dilution	80,154	79,467	79,518	79,616	79,041

(a)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

(b)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased net income and earnings per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

(c)
Q3 2014 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $35.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $31.0 million and $0.39 per share, respectively.

(d)
Q2 2014 includes a benefit of $62.6 million from the revision of assumptions used in determining fixed index annuity embedded derivatives, which after related adjustments to deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $14.8 million and $0.19 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

(e)
Q1 2014 includes a net benefit of $2.2 million from recognizing a decrease in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net loss and loss per common share - assuming dilution by $0.9 million and $0.01 per share, respectively.

(f)
Q4 2013 includes expense of $4.2 million from recognizing an increase in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action litigation and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net income and earnings per common share - assuming dilution by $1.9 million and $0.02 per share, respectively.

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income to Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(Dollars in thousands, except per share data)
Net income	$31,217	$50,958	$126,023	$253,283
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	(613)	(6,214)	2,863	(11,702)
Change in fair value of derivatives and embedded derivatives - index annuities	16,463	(23,419)	51,099	(98,704)
Change in fair value of derivatives and embedded derivatives - debt	32	(4,290)	61	(1,192)
Litigation reserve	—	1,988	(916)	19
Extinguishment of debt	3,604	20,823	11,516	21,716
Operating income (a non-GAAP financial measure)	$50,703	$39,846	$190,646	$163,420

Per common share - assuming dilution:
Net income	$0.39	$0.64	$1.58	$3.38
Adjustments to arrive at operating income:
Net realized investment (gains) losses, including OTTI	(0.01)	(0.08)	0.04	(0.16)
Change in fair value of derivatives and embedded derivatives - index annuities	0.21	(0.30)	0.64	(1.31)
Change in fair value of derivatives and embedded derivatives - debt	—	(0.05)	—	(0.02)
Litigation reserve	—	0.03	(0.01)	—
Extinguishment of debt	0.04	0.26	0.14	0.29
Operating income (a non-GAAP financial measure)	$0.63	$0.50	$2.39	$2.18

(a)
Adjustments to net income to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(1,567)	$(16,364)	$6,630	$(34,327)
Amortization of DAC and DSI	619	6,716	(2,201)	16,157
Income taxes	335	3,434	(1,566)	6,468
	$(613)	$(6,214)	$2,863	$(11,702)
Change in fair value of derivatives and embedded derivatives:
Index annuities	$61,891	$(96,795)	$196,816	$(397,722)
2015 notes, note hedge and warrants	(2,062)	(5,654)	(6,293)	5,791
Interest rate caps and swap	2,116	(1,681)	6,397	(7,829)
Amortization of DAC and DSI	(37,261)	60,432	(117,764)	244,455
Income taxes	(8,189)	15,989	(27,996)	55,409
	$16,495	$(27,709)	$51,160	$(99,896)
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$4,248	$(2,212)	$1,036
Amortization of DAC and DSI	—	(1,162)	795	(1,006)
Income taxes	—	(1,098)	501	(11)
	$—	$1,988	$(916)	$19
Extinguishment of debt:
Loss on extinguishment of debt	$1,951	$30,988	$12,502	$32,515
Income taxes	1,653	(10,165)	(986)	(10,799)
	$3,604	$20,823	$11,516	$21,716

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013
	(Dollars in thousands, except per share data)
Net income (loss)	$31,217	$67,815	$36,744	$(9,753)	$50,958
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	(613)	1,551	1,361	564	(6,214)
Change in fair value of derivatives and embedded derivatives - index annuities	16,463	(4,957)	(4,115)	43,708	(23,419)
Change in fair value of derivatives and embedded derivatives - debt	32	(427)	(1,053)	1,509	(4,290)
Litigation reserve	—	—	—	(916)	1,988
Extinguishment of debt	3,604	—	5,518	2,394	20,823
Operating income (a non-GAAP financial measure) (b)(c)(d)	$50,703	$63,982	$38,455	$37,506	$39,846

Operating income per common share - assuming dilution (b)(c)(d)	$0.63	$0.81	$0.48	$0.47	$0.50

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q3 2014 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $10.7 million and $33.0 million, respectively, and increased operating income and operating income per common share- assuming dilution by $28.2 million and $0.36 per share, respectively.

(c)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased operating income and operating income per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

(d)
Q4 2013 includes a benefit of $4.7 million from surrender charges deducted from California policyholders surrendering their policies as a condition of receiving certain benefits in a national class action lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, increased operating income and operating income per common share - assuming dilution by $2.0 million and $0.02 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013
	(Dollars in thousands)
Net realized (gains) losses on investments	$(2,131)	$3,190	$2,230	$714	$(16,364)
Net OTTI losses recognized in operations	564	564	594	905	—
Change in fair value of derivatives	19,033	171,274	(95,852)	57,039	(209,083)
Loss on extinguishment of debt	1,951	—	6,574	3,977	30,988
Increase (decrease) in total revenues	19,417	175,028	(86,454)	62,635	(194,459)

Amortization of deferred sales inducements	14,579	(3,886)	(10,749)	43,435	(27,797)
Change in fair value of embedded derivatives	(42,912)	188,383	(77,876)	(113,021)	(104,953)
Amortization of deferred policy acquisition costs	22,063	(3,349)	(1,242)	58,319	(38,189)
Other operating costs and expenses	—	—	—	2,212	(4,248)
Increase (decrease) in total benefits and expenses	(6,270)	181,148	(89,867)	(9,055)	(175,187)
Increase (decrease) in income (loss) before income taxes	25,687	(6,120)	3,413	71,690	(19,272)
Increase (decrease) in income tax expense	6,201	(2,287)	1,702	24,431	(8,160)
Increase (decrease) in net income (loss)	$19,486	$(3,833)	$1,711	$47,259	$(11,112)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Capitalization/Book Value per Share

	December 31, 2014	December 31, 2013
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$21,679	$85,328
December 2029 Notes	—	64,630
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,243	246,050
Total debt	667,922	796,008
Total stockholders’ equity	2,139,876	1,384,687
Total capitalization	2,807,798	2,180,695
Accumulated other comprehensive income (AOCI)	(721,401)	(46,196)
Total capitalization excluding AOCI (a)	$2,086,397	$2,134,499

Total stockholders’ equity	$2,139,876	$1,384,687
Accumulated other comprehensive income	(721,401)	(46,196)
Total stockholders’ equity excluding AOCI (a)	$1,418,475	$1,338,491

Common shares outstanding (b)	76,605,527	71,369,474

Book Value per Share: (c)
Book value per share including AOCI	$27.93	$19.40
Book value per share excluding AOCI (a)	$18.52	$18.75

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	20.2%	25.8%
Adjusted debt / Total capitalization	20.2%	25.8%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2014 - 543,120 shares; 2013 - 892,688 shares and excludes unallocated shares held by the ESOP: 2014 - 0 shares; 2013 - 58,618 shares.

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Spread Results

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Average yield on invested assets	4.95%	4.97%	4.90%	4.98%
Aggregate cost of money	2.03%	2.24%	2.10%	2.26%
Aggregate investment spread	2.92%	2.73%	2.80%	2.72%

Impact of:
Investment yield - additional prepayment income	0.13%	0.05%	0.07%	0.06%
Cost of money effect of over hedging	0.05%	(0.03)%	0.03%	0.02%

Weighted average investments (in thousands)	$32,770,087	$29,296,113	$31,316,916	$27,825,907
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$264,980	$298,259	$1,096,504	$908,717
Interest credited	67,146	73,613	275,671	300,039
Included in change in fair value of derivatives:
Proceeds received at option expiration	(269,208)	(294,985)	(1,103,710)	(910,413)
Pro rata amortization of option cost	114,387	97,011	432,494	368,126
Cost of money for deferred annuities	$177,305	$173,898	$700,959	$666,469

Weighted average liability balance outstanding (in thousands)	$34,870,894	$31,045,862	$33,363,490	$29,537,682
Annuity Account Balance Rollforward

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
	(Dollars in thousands)
Account balances at beginning of period	$34,378,748	$30,552,874	$31,535,846	$27,669,672
Net deposits	1,090,724	1,033,423	3,988,881	3,977,730
Premium bonuses	88,803	87,467	330,080	337,787
Fixed interest credited and index credits	332,126	371,872	1,372,175	1,208,756
Surrender charges	(10,418)	(15,239)	(47,500)	(49,193)
Lifetime income benefit rider fees	(22,095)	(16,909)	(71,490)	(54,398)
Surrenders, withdrawals, deaths, etc.	(494,847)	(477,642)	(1,744,951)	(1,554,508)
Account balances at end of period	$35,363,041	$31,535,846	$35,363,041	$31,535,846

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2014	2013	2014	2013
	(Dollars in thousands)
Fixed index annuities	$1,116,333	$1,008,314	$3,999,439	$3,882,424
Annual reset fixed rate annuities	13,914	15,392	57,273	71,944
Multi-year fixed rate annuities	12,902	63,150	103,293	205,978
Single premium immediate annuities	6,521	6,720	24,580	52,142
Total before coinsurance ceded	1,149,670	1,093,576	4,184,585	4,212,488
Coinsurance ceded	52,425	53,433	171,124	182,616
Net after coinsurance ceded	$1,097,245	$1,040,143	$4,013,461	$4,029,872
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.1	9.6	15.2%	$33,417,791	94.5%
Annual Reset Fixed Rate Annuities	11.0	4.1	7.9%	1,430,228	4.0%
Multi-Year Fixed Rate Annuities (a)	6.3	1.4	4.1%	515,022	1.5%
Total	13.8	9.2	14.7%	$35,363,041	100.0%

(a)	35% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$669,933	$1,114,397
0.0% < 2.0%	34,881	298,260
2.0% < 3.0%	80,495	81,801
3.0% < 4.0%	21,710	568,513
4.0% < 5.0%	91,270	195,511
5.0% < 6.0%	93,436	572,856
6.0% < 7.0%	178,904	166,240
7.0% < 8.0%	66,497	610,033
8.0% < 9.0%	65,510	554,945
9.0% < 10.0%	63,639	559,223
10.0% or greater	578,975	28,696,012
	$1,945,250	$33,417,791

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,784,330	0.00%
2015	505,641	2.01%
2016	749,505	3.36%
2017	908,875	4.97%
2018	816,950	7.26%
2019	597,967	8.29%
2020	921,630	9.75%
2021	1,192,928	11.51%
2022	2,029,331	13.51%
2023	5,053,431	15.33%
2024	5,530,144	16.23%
2025	3,169,903	17.48%
2026	2,746,263	18.18%
2027	2,875,189	18.50%
2028	2,517,188	18.99%
2029	1,985,343	19.49%
2030	1,950,573	19.98%
2031	27,850	20.00%
	$35,363,041	14.73%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$860,835	$1,051,430
› 0.0% - 0.25%	262,086	150,870
› 0.25% - 0.5%	173,120	277,520
› 0.5% - 1.0%	210,136	631,959
› 1.0% - 1.5%	75,747	12,474
› 1.5% - 2.0%	58,617	1,139
› 2.0% - 2.5%	75	—
1.00% ultimate guarantee - 2.48% wtd avg interest rate (a)	88,202	—
1.50% ultimate guarantee - 1.57% wtd avg interest rate (a)	113,729	3,125,307
2.00% ultimate guarantee - 2.44% wtd avg interest rate (a)	102,703	—
2.25% ultimate guarantee - 2.46% wtd avg interest rate (a)	—	1,270,891
3.00% ultimate guarantee - 2.69% wtd avg interest rate (a)	—	2,521,336
Allocated to index strategies (see tables that follow)	—	24,374,865
	$1,945,250	$33,417,791

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of December 31, 2014 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.46%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,041	$10,759	$1,009,737	$48,719	$271,554
2.25% - 3%	1,119,254	—	—	—	—
3% - 4%	3,161,434	71,742	—	—	—
4% - 5%	19,539	63,666	1,545,605	—	—
5% - 6%	90,747	15,962	4,726,805	—	—
6% - 7%	—	—	582,721	—	—
>= 7%	—	13,322	1,415	95,059	32,648

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$413	$323,274	$170,404	$200,062
< 20%	280,531	—	—	—
20% - 40%	435,155	439,289	—	—
40% - 60%	233	154,290	113,831	1,257
>= 60%	3,887	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1%
(Dollars in thousands)
Current Cap
At minimum	$17,779
1.4% - 1.9%	5,887,150
2.0% - 2.3%	2,998,268
>= 2.4%	261,498

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
1.00%	4,209
2.25%	67,176
2.50%	105,334
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.64% based upon prices of options for the week ended January 21, 2015.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Summary of Invested Assets

	December 31, 2014		December 31, 2013
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$138,460	0.4%	$42,925	0.2%
United States Government sponsored agencies	1,393,890	3.9%	1,194,289	3.9%
United States municipalities, states and territories	3,723,309	10.4%	3,306,743	10.9%
Foreign government obligations	193,803	0.5%	91,557	0.3%
Corporate securities	21,566,724	59.9%	17,309,292	57.1%
Residential mortgage backed securities	1,751,345	4.9%	1,971,960	6.5%
Commercial mortgage backed securities	2,807,620	7.8%	1,735,460	5.7%
Other asset backed securities	946,483	2.6%	1,034,476	3.4%
Total fixed maturity securities	32,521,634	90.4%	26,686,702	88.0%
Equity securities	7,805	—%	7,778	—%
Mortgage loans on real estate	2,434,580	6.8%	2,581,082	8.5%
Derivative instruments	731,113	2.0%	856,050	2.8%
Other investments	286,726	0.8%	215,042	0.7%
	$35,981,858	100.0%	$30,346,654	100.0%
Credit Quality of Fixed Maturity Securities - December 31, 2014

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$20,941,634	64.4%	Aaa/Aa/A	$20,672,331	63.6%
2	10,981,618	33.8%	Baa	10,516,834	32.3%
3	583,907	1.8%	Ba	548,681	1.7%
4	14,089	—%	B	87,272	0.3%
5	—	—%	Caa and lower	497,477	1.5%
6	386	—%	In or near default	199,039	0.6%
	$32,521,634	100.0%		$32,521,634	100.0%
Watch List Securities - December 31, 2014

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(3,843)	$16,157	40
Industrial	64,015	(16,453)	47,562	4 - 22
	84,015	(20,296)	63,719
Other asset backed securities	4,846	(969)	3,877	45
	$88,861	$(21,265)	$67,596

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Fixed Maturity Securities by Sector

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,502,134	$1,532,350	$1,358,628	$1,237,214
United States municipalities, states and territories	3,293,551	3,723,309	3,181,032	3,306,743
Foreign government obligations	181,128	193,803	86,112	91,557
Corporate securities:
Consumer discretionary	1,677,362	1,800,455	1,533,993	1,532,694
Consumer staples	1,376,634	1,489,951	1,246,744	1,250,351
Energy	2,307,432	2,378,038	1,992,411	2,011,334
Financials	3,928,295	4,246,882	3,179,964	3,233,930
Health care	1,742,218	1,884,132	1,458,757	1,458,946
Industrials	2,537,927	2,746,752	2,045,490	2,039,544
Information technology	1,324,095	1,388,990	1,163,159	1,145,674
Materials	1,589,219	1,654,125	1,405,603	1,381,880
Telecommunications	509,913	542,055	472,250	473,517
Utilities	2,991,652	3,358,901	2,643,747	2,705,147
Residential mortgage backed securities:
Government agency	689,378	759,902	677,394	679,518
Prime	683,206	721,454	907,881	964,443
Alt-A	244,262	269,989	310,638	327,999
Commercial mortgage backed securities:
Government agency	299,288	320,343	302,063	288,495
Other	2,421,006	2,487,277	1,519,925	1,446,965
Other asset backed securities:
Consumer discretionary	71,081	73,298	86,788	86,633
Energy	8,230	9,459	8,268	8,922
Financials	628,464	649,388	709,900	688,737
Industrials	177,864	190,217	215,873	225,212
Telecommunications	14,837	16,139	14,835	16,714
Utilities	5,870	7,982	6,275	8,258
Redeemable preferred stock - financials	—	11	1	20
	$30,205,046	$32,445,202	$26,527,731	$26,610,447
Held for investment:
Corporate security - financials	$76,432	$75,838	$76,255	$60,840

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Mortgage Loans on Commercial Real Estate

	December 31, 2014		December 31, 2013
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$701,638	28.5%	$765,717	29.4%
Middle Atlantic	166,249	6.8%	156,489	6.0%
Mountain	279,075	11.4%	356,246	13.7%
New England	12,280	0.5%	21,324	0.8%
Pacific	302,307	12.3%	317,431	12.2%
South Atlantic	471,849	19.2%	483,852	18.5%
West North Central	349,028	14.2%	351,794	13.5%
West South Central	175,295	7.1%	154,845	5.9%
	$2,457,721	100.0%	$2,607,698	100.0%

Property type distribution
Office	$484,585	19.7%	$590,414	22.6%
Medical office	88,275	3.6%	125,703	4.8%
Retail	711,775	29.0%	711,364	27.3%
Industrial/Warehouse	649,425	26.4%	673,449	25.8%
Hotel	30,640	1.3%	61,574	2.4%
Apartment	335,087	13.6%	291,823	11.2%
Mixed use/other	157,934	6.4%	153,371	5.9%
	$2,457,721	100.0%	$2,607,698	100.0%

	December 31, 2014	December 31, 2013
Credit Exposure - By Payment Activity
Performing	$2,451,760	$2,593,276
In workout	—	6,248
Delinquent	—	—
Collateral dependent	5,961	8,174
	2,457,721	2,607,698
Specific loan loss allowance	(12,333)	(16,847)
General loan loss allowance	(10,300)	(9,200)
Deferred prepayment fees	(508)	(569)
	$2,434,580	$2,581,082

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18

2012
First Quarter	$13.09	$10.13	$12.77	$0.00
Second Quarter	$12.95	$10.00	$11.01	$0.00
Third Quarter	$12.41	$10.62	$11.63	$0.00
Fourth Quarter	$12.40	$10.56	$12.21	$0.15
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - December 31, 2014

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
Colin Devine
Jefferies LLC
(212) 707-6327
cdevine@jefferies.com